SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

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ADVANTAGE FUNDS, INC.
DREYFUS 100% U.S. TREASURY MONEY MARKET FUND
DREYFUS BASIC U.S. MORTGAGE SECURITIES FUND
DREYFUS GROWTH AND INCOME FUND, INC.
DREYFUS INDEX FUNDS, INC.
DREYFUS INTERNATIONAL FUNDS, INC.
DREYFUS MANAGER FUNDS I
DREYFUS MANAGER FUNDS II
DREYFUS MIDCAP INDEX FUND, INC.
DREYFUS MONEY MARKET INSTRUMENTS, INC.
DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
DREYFUS PREMIER INVESTMENT FUNDS, INC.
DREYFUS RESEARCH GROWTH FUND, INC.
DREYFUS STOCK INDEX FUND, INC.
DREYFUS U.S. TREASURY INTERMEDIATE TERM FUND
DREYFUS U.S. TREASURY LONG TERM FUND
DREYFUS VARIABLE INVESTMENT FUND

______________________________________________________________________
(Name of Registrant as Specified in Charter)

______________________________________________________________________
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The Dreyfus Family of Funds
200 Park Avenue
New York, New York 10166

Dear Shareholder:

Your Dreyfus fund(s) and certain other funds in The Dreyfus Family of Funds will hold special shareholder meetings on August 3, 2012.  Shareholders of each of these funds will be asked to elect Board members of their funds.  The nominees are current Board members of some or all of these funds.  The election of additional Board members to your fund is being proposed primarily to consolidate the Boards of these funds.  The enclosed proxy statement describes the Board member nominees' qualifications and each of their respective current roles overseeing funds in The Dreyfus Family of Funds.  Please take the time to read the enclosed materials.

Since the proposal to elect Board members is common to these funds, we have combined the proxy statement to save on fund expenses.  If you own shares of more than one of these Dreyfus funds, the combined proxy statement also may save you the time of reading more than one document before you vote.  If you own shares of more than one of these Dreyfus funds on the record date for the meetings, please note that each fund has a separate proxy card.  You should complete a proxy card, or otherwise provide voting instructions, for each fund in which you own shares.

Remember, your vote is extremely important, no matter how large or small your fund holdings.  By voting promptly, you can help avoid additional costs that are incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card for each fund in which you own shares and mail it in the enclosed, postage-paid envelope.
•	By Internet. Have your proxy card(s) available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.
•	By Telephone. Have your proxy card(s) available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.
•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card(s).  These voting methods will save the funds money because they would not have to pay for return-mail postage.  If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person at the meeting.  Whichever voting method you choose, please take the time to read the full text of the proxy statement before you vote.

Your vote is very important to us.  If you have any questions before you vote, please call one of the Dreyfus service representatives at 1-800-DREYFUS.  Thank you for your response and for your continued investment with The Dreyfus Family of Funds.

Sincerely,

Bradley J. Skapyak
President

Advantage Funds, Inc.
Dreyfus 100% U.S. Treasury Money Market Fund
Dreyfus BASIC U.S. Mortgage Securities Fund
Dreyfus Growth and Income Fund, Inc.
Dreyfus Index Funds, Inc.
Dreyfus International Funds, Inc.
Dreyfus Manager Funds I
Dreyfus Manager Funds II
Dreyfus Midcap Index Fund, Inc.
Dreyfus Money Market Instruments, Inc.
Dreyfus New Jersey Municipal Bond Fund, Inc.
Dreyfus Premier Investment Funds, Inc.
Dreyfus Research Growth Fund, Inc.
Dreyfus Stock Index Fund, Inc.
Dreyfus U.S. Treasury Intermediate Term Fund
Dreyfus U.S. Treasury Long Term Fund
Dreyfus Variable Investment Fund

______________________________________________

Notice of Special Meetings of Shareholders
To Be Held on August 3, 2012
______________________________________________

To the Shareholders:

Special Meetings of Shareholders of each of the funds in The Dreyfus Family of Funds listed above (each, a "Fund" and, collectively, the "Funds")* will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, on Friday, August 3, 2012 at the time set forth on Schedule 1 to the Proxy Statement, for the following purposes:

1.      To elect Board members to hold office until their successors are duly elected and qualified.

2.      To transact such other business as may properly come before the meeting and any adjournments thereof.

Shareholders of record at the close of business on June 5, 2012 will be entitled to receive notice of and to vote at the meeting.

By Order of the Boards,

Janette E. Farragher
Secretary
New York, New York
June 11, 2012

*
Advantage Funds, Inc., Dreyfus Index Funds, Inc., Dreyfus International Funds, Inc., Dreyfus Manager Funds I, Dreyfus Manager Funds II, Dreyfus Money Market Instruments, Inc., Dreyfus Premier Investment Funds, Inc. and Dreyfus Variable Investment Fund are "series" investment companies comprised of separate portfolios, each of which may be referred to as a Fund, as applicable, in the Proxy Statement.  For a list of the series, see Schedule 1 to the Proxy Statement.

WE NEED YOUR PROXY VOTE
A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL.  BY LAW, THE MEETING OF SHAREHOLDERS OF A FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED.  IN THAT EVENT, THE AFFECTED FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM.  CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD(S) OR OTHERWISE VOTE PROMPTLY.  YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Advantage Funds, Inc.
Dreyfus 100% U.S. Treasury Money Market Fund
Dreyfus BASIC U.S. Mortgage Securities Fund
Dreyfus Growth and Income Fund, Inc.
Dreyfus Index Funds, Inc.
Dreyfus International Funds, Inc.
Dreyfus Manager Funds I
Dreyfus Manager Funds II
Dreyfus Midcap Index Fund, Inc.
Dreyfus Money Market Instruments, Inc.
Dreyfus New Jersey Municipal Bond Fund, Inc.
Dreyfus Premier Investment Funds, Inc.
Dreyfus Research Growth Fund, Inc.
Dreyfus Stock Index Fund, Inc.
Dreyfus U.S. Treasury Intermediate Term Fund
Dreyfus U.S. Treasury Long Term Fund
Dreyfus Variable Investment Fund

COMBINED PROXY STATEMENT

Special Meetings of Shareholders
to be held on August 3, 2012

This Proxy Statement is furnished in connection with a solicitation of proxies by each of the respective Boards of Advantage Funds, Inc. ("AF"), Dreyfus 100% U.S. Treasury Money Market Fund ("DUSTMMF"), Dreyfus BASIC U.S. Mortgage Securities Fund ("DBUSMSF"), Dreyfus Growth and Income Fund, Inc. ("DGIF"), Dreyfus Index Funds, Inc. ("DIF"), Dreyfus International Funds, Inc. ("DILF"), Dreyfus Manager Funds I ("DMFI"), Dreyfus Manager Funds II ("DMFII"), Dreyfus Midcap Index Fund, Inc. ("DMIF"), Dreyfus Money Market Instruments, Inc. ("DMMI"), Dreyfus New Jersey Municipal Bond Fund, Inc. ("DNJMBF"), Dreyfus Premier Investment Funds, Inc. ("DPIF"), Dreyfus Research Growth Fund, Inc. ("DRGF"), Dreyfus Stock Index Fund, Inc. ("DSIF"), Dreyfus U.S. Treasury Intermediate Term Fund ("DUSTITF"), Dreyfus U.S. Treasury Long Term Fund ("DUSTLTF") and Dreyfus Variable Investment Fund ("DVIF") (each, a "Fund" and, collectively, the "Funds") to be used at the Special Meeting of Shareholders (the "Meeting") of each Fund to be held on Friday, August 3, 2012 at the time set forth on Schedule 1 to this Proxy Statement, at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 8th Floor, New York, New York 10166, and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meetings of Shareholders.  Shareholders of record at the close of business on June 5, 2012 are entitled to receive notice of and to vote at the Meeting.  Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.  Shareholders can vote only on matters affecting the Fund(s) of which they are shareholders.  Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon.  If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy by calling the toll-free telephone number, through the Internet or by letter directed to the relevant Fund, which must indicate the shareholder's name and account number.  To be effective, such revocation must be received before the Meeting.  In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

Shareholders of each Fund will vote as a single class (which includes all series of a Fund) and will vote separately from the shareholders of each other Fund on the election of Board members.  It is essential that shareholders who own shares in more than one Fund complete, date, sign and return each proxy card they receive, or otherwise provide voting instructions with respect to each such Fund.

Information as to the number of shares outstanding and share ownership for each Fund is set forth on Schedule 2 to this Proxy Statement.

The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166.  Copies of each Fund's most recent Annual and, if applicable, Semi-Annual Reports are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556, or by calling toll-free 1-800-DREYFUS.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

THIS PROXY STATEMENT AND COPIES OF EACH FUND'S MOST RECENT ANNUAL AND, IF APPLICABLE, SEMI-ANNUAL REPORTS TO SHAREHOLDERS ARE AVAILABLE AT HTTP://WWW.DREYFUS.COM/PROXYINFO.HTM.

PROPOSAL:  ELECTION OF BOARD MEMBERS

The Nominees.  It is proposed that shareholders of each Fund consider the election of the individuals listed below (the "Nominees") as Board members of their Fund as indicated.  The Nominees were selected and nominated by those members of the present Boards of the relevant Funds who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Funds ("Independent Board members").  The Nominees currently serve as Board members of some or all of the Funds.  (Joseph S. DiMartino and David P. Feldman were previously elected by shareholders of each Fund and need not be re-elected to the Board of any Fund.  Peggy C. Davis, Ehud Houminer and Martin Peretz were previously elected by the shareholders of AF, DGIF, DIF, DILF, DMFI, DMFII, DMIF, DMMI, DRGF, DSIF and DVIF and need not be re-elected to the Board of such Funds.  Lynn Martin, Robin A. Melvin and Philip L. Toia were previously elected by shareholders of DUSTMMF, DBUSMSF, DNJMBF, DPIF, DUSTITF and DUSTLTF and need not be re-elected to the Board of such Funds.)  Gordon J. Davis, currently a Board member of DUSTMMF, DBUSMSF, DNJMBF, DPIF, DUSTITF and DUSTLTF, will resign as a Board member of these Funds effective September 1, 2012.  The election of additional Board members to the Boards of the Funds is being proposed primarily to consolidate the Boards of the Funds.  Consolidating the Boards of the Funds may provide certain administrative efficiencies and potential future cost savings for the Funds.  Each Nominee has consented to being named in this Proxy Statement and has agreed to serve as a Board member of the indicated Funds if elected.  With respect to AF, DGIF, DIF, DILF, DMFI, DMFII, DMIF, DMMI, DRGF, DSIF and DVIF, the Nominees for election as Board members of these Funds are:  Lynn Martin, Robin A. Melvin and Philip L. Toia.  With respect to DUSTMMF, DBUSMSF, DNJMBF, DPIF, DUSTITF and DUSTLTF, the Nominees for election as Board members of these Funds are:  Peggy C. Davis, Ehud Houminer and Martin Peretz.

The persons named as proxies on the enclosed proxy card(s) will vote for the election of the Nominees unless authority to vote for any or all of the Nominees is withheld in the proxy.  Each Nominee elected will serve as an Independent Board member of the respective Fund commencing, subject to the discretion of the Board, on or about September 1, 2012 and until his or her successor is duly elected and qualified.  It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but, if that should occur prior to the Meeting, the proxy holders will vote for such other nominee or nominees as the Funds' Independent Board members may recommend.

Board's Oversight Role in Management. Each Board's role in management of the Funds is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily Dreyfus, the Funds' investment adviser, and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, each Board, acting at its scheduled meetings, or the Chairman of the Boards, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including Dreyfus' Chief Investment Officer (or a senior representative of his office), the Funds' and Dreyfus' Chief Compliance Officer and portfolio management personnel.  Each Board's Audit Committee (which consists of all Independent Board members) meets during its regularly scheduled and special meetings, and between meetings the Audit Committee chair is available to the Funds' independent auditors and the Funds' Chief Financial Officer.  Each Board also receives periodic presentations from senior personnel of Dreyfus and its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending.  As warranted, each Board also receives informational reports from the Board's independent legal counsel regarding regulatory compliance and governance matters.  Each Board has adopted policies and procedures designed to address certain risks to the Funds.  In addition, Dreyfus and other service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds.  Different processes, procedures and controls are employed with respect to different types of risks.  However, it is not possible to eliminate all of the risks applicable to the Funds, and the Boards' risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure.  The 1940 Act requires that at least 40% of each Fund's Board members be Independent Board members and as such not affiliated with Dreyfus.  To rely on certain exemptive rules under the 1940 Act, a majority of the Funds' Board members must be Independent Board members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board members.  Currently, all of the Funds' Board members who are expected to continue to serve as Board members from September 1, 2012, including the Chairman of the Boards, are Independent Board members.  The Boards have determined that their leadership structure, in which the Chairman of the Boards is not affiliated with Dreyfus, is appropriate in light of the specific characteristics and circumstances of the Funds, including, but not limited to:  (i) services that Dreyfus and its affiliates provide to the Funds and the potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the Funds are conducted by Fund officers and employees of Dreyfus or its affiliates; and (iii) the Boards' oversight role in management of the Funds.

Information About the Experience, Qualifications, Attributes or Skills of Each Board Member and Nominee.  The following table presents information about the current Board members and Nominees, including their principal occupations and other public company board memberships and when they became a Board member of each Fund of which they are currently a Board member.  The address of each Board member and Nominee is c/o The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166.  Information about each Board member's and Nominee's ownership of shares of the Funds and other relevant information, including information about the Funds' officers, is set forth on Exhibit A to this Proxy Statement.

Name (Age) of Board Member or Nominee Position with Funds (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Nominees for AF, DGIF, DIF, DILF, DMFI, DMFII, DMIF , DMMI, DRGF, DSIF and DVIF

Lynn Martin (72) Board Member DUSTMMF (1993) DBUSMSF (1993) DNJMBF (1993) DPIF (1993) DUSTITF (1993) DUSTLTF (1993)	President of The Martin Hall Group LLC, a human resources consulting firm (2005 – present)
AT&T, Inc., a telecommunications company, Director (1999 – 2012)

Ryder System, Inc., a supply chain and transportation management company, Director (1993 – 2012)

The Proctor & Gamble Co., a consumer products company, Director (1994 – 2009)

Constellation Energy Group, Inc., Director (2003 – 2009)

Board member of 6 funds (17 if elected at the Meeting) in The Dreyfus Family of Funds (13 portfolios and 46 if elected at the Meeting)

Robin A. Melvin (48) Board Member DUSTMMF (2011) DBUSMSF (2011) DNJMBF (2011) DPIF (2011) DUSTITF (2011) DUSTLTF (2011)	Director, Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances (1995 – 2012)	Board member of 28 funds (39 if elected at the Meeting) in The Dreyfus Family of Funds (50 portfolios and 83 if elected at the Meeting)

Philip L. Toia (79) Board Member DUSTMMF (1997) DBUSMSF (1997) DNJMBF (1997) DPIF (1997) DUSTITF (1997) DUSTLTF (1997)	Private Investor	Board member of 13 funds (24 if elected at the Meeting) in The Dreyfus Family of Funds (23 portfolios and 56 if elected at the Meeting)

Nominees for DUSTMMF, DBUSMSF, DNJMBF, DPIF, DUSTITF and DUSTLTF

Peggy C. Davis (69) Board Member AF (2006) DGIF (2006) DIF (2006) DILF (2006) DMFI (2006) DMFII (2006) DMIF (2006) DMMI (2006) DRGF (2006) DSIF (2006) DVIF (2006)	Shad Professor of Law, New York University School of Law (1983 – present)	Board member of 22 funds (28 if elected at the Meeting) in The Dreyfus Family of Funds (50 portfolios and 63 if elected at the Meeting)

Martin Peretz (72) Board Member AF (2006) DGIF (1991) DIF (2006) DILF (1993) DMFI (2006) DMFII (2006) DMIF (2006) DMMI (1974) DRGF (1971) DSIF (2006) DVIF (1990)	Editor-in-Chief Emeritus of The New Republic Magazine (2010 – present) (previously, Editor-in-Chief, 1974 – 2010)
TheStreet.com, a financial information service on the web, Director (1996 – present)

Board member of 11 funds (17 if elected at the Meeting) in The Dreyfus Family of Funds (33 portfolios and 46 if elected at the Meeting)

Ehud Houminer (71) Board Member AF (1993) DGIF (2006) DIF (1996) DILF (2006) DMFI (2003) DMFII (2003) DMIF (1996) DMMI (2006) DRGF (2006) DSIF (1996) DVIF (2006)	Executive-in-Residence at the Columbia Business School, Columbia University (1992 – present)
Avnet, Inc., an electronics distributor, Director (1993 – present)

Board member of 26 funds (32 if elected at the Meeting) in The Dreyfus Family of Funds (60 portfolios and 73 if elected at the Meeting)

Current Board Members for all Funds

Joseph S. DiMartino (68)
Chairman of the Boards
AF (1995)
DUSTMMF (1995)
DBUSMSF (1995)
DGIF (1995)
DIF (1995)
DILF (1995)
DMFI (2003)
DMFII (2003)
DMIF (1995)
DMMI (1995)
DNJMBF (1995)
DPIF (1995)
DRGF (1995)
DSIF (1995)
DUSTITF (1995)
DUSTLTF (1995)
DVIF (1995)
Corporate Director and Trustee
CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997 – present)

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000 – 2010)

Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005 – 2009)

Board member of 72 funds in The Dreyfus Family of Funds (156 portfolios)

David P. Feldman (72)
Board Member
AF (1996)
DUSTMMF (1987)
DBUSMSF (1987)
DGIF (1994)
DIF (1989)
DILF (1994)
DMFI (2003)
DMFII (2003)
DMIF (1989)
DMMI (1994)
DNJMBF (1987)
DPIF (1991)
DRGF (1994)
DSIF (1996)
DUSTITF (1987)
DUSTLTF (1987)
DVIF (1994)
Corporate Director and Trustee
BBH Mutual Funds Group (4 registered mutual funds), Director (1992 – present)

QMed, Inc., a healthcare company, Director (1999 – 2007)

Board member of 17 funds in The Dreyfus Family of Funds (46 portfolios)

Each Board member has been a Dreyfus Family of Funds Board member for over fifteen years.  Additional information about each Nominee and Board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Nominee or Board member possesses which the Board believes have prepared them to be effective Board members.  The Boards believe that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Board member, or particular factor, being indicative of Board effectiveness.  However, the Boards believe that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Boards believe that their members and Nominees satisfy this standard.  Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Boards of the Funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the Boards' nominating committees contains certain other factors considered by the committees in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the Board members are counseled by their independent legal counsel, who participates in Board meetings and interacts with Dreyfus; counsel to the Funds and the Boards have significant experience advising funds and fund board members.  The Boards and their committees have the ability to engage other experts as appropriate.  Each Board evaluates its performance on an annual basis.

•
Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Boards of the funds in The Dreyfus Family of Funds for over 15 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of The Bank of New York Mellon Corporation ("BNY Mellon") in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director.  He ceased being an employee or director of Dreyfus by the end of 1994.  From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies.  From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

•
Peggy C. Davis – Ms. Davis currently serves as the John S. R. Shad Professor of Lawyering and Ethics at New York University School of Law as a writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training.  Prior to joining the university's faculty in 1983, Ms. Davis served as a Judge of the Family Court of the State of New York.  Before her appointment to the bench, she practiced law for ten years in both the commercial and public interest sectors.  Ms. Davis also has served as Chair of the Board of the Russell Sage Foundation.

•
David P. Feldman – Mr. Feldman is the former Chairman and Chief Executive Officer of AT&T Investment Management Corp., from which he retired in 1997, where he was responsible for $70 billion in pension assets.  Mr. Feldman has served as Chairman of the Financial Executives Institute's Committee on Investment of Employee Benefits Assets.  Mr. Feldman currently serves as a member of the Pension Managers Advisory Committee of the New York Stock Exchange.

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Ehud Houminer – Mr. Houminer currently serves on Columbia Business School's Board of Overseers.  Prior to his association with Columbia Business School beginning in 1991, Mr. Houminer held various senior financial, strategic and management positions at Philip Morris Companies Inc., including serving as Senior Corporate Vice President for Corporate Planning, and as President and Chief Executive Officer of Philip Morris USA, Inc. (now part of Altria Group, Inc.).  Mr. Houminer is Chairman of the Columbia Business School Board and a Trustee of Ben Gurion University.

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Lynn Martin – Ms. Martin served in the U.S. House of Representatives from 1981 to 1991, the Illinois Senate from 1979 to 1980, and the Illinois House of Representatives from 1977 to 1979.  Ms. Martin also served as Co-Chairperson of then-Vice President George H.W. Bush's 1988 presidential campaign, and from 1991 to 1993 served as U.S. Secretary of Labor under President Bush.  After her tenure in politics, Ms. Martin was a professor at the Kellogg School of Management, Northwestern University, and also a fellow at Harvard University's Kennedy School of Government.  She also has served as an Advisor of Deloitte & Touche LLP and as Chair of its Council for the Advancement of Women.  Ms. Martin serves on the Chicago Council on Global Affairs, Coca-Cola International Advisory Council and Deutsche Bank Advisory Council.

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Robin A. Melvin – Ms. Melvin served as a Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances, from 1995 to 2012.  In that role she also managed the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family.  She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy.  Prior to that, Ms. Melvin was an investment banker with Goldman Sachs Group, Inc.

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Dr. Martin Peretz – Dr. Peretz is the Editor-in-Chief Emeritus of The New Republic and was Editor-in-Chief from 1974 until 2010.  Dr. Peretz is also the co-founder and a director of TheStreet.com.  Previously, Dr. Peretz was a member of the faculty of Harvard University from 1966 through 2002.  He currently serves on the boards of a number of significant non-profit organizations.

•
Philip L. Toia – From 1984 through 1997, Mr. Toia served in various roles as an employee of Dreyfus.  During this time he directed the organization of the fixed-income research group and investor relations, organized the bank wholesaling group, and served as a director and officer of subsidiaries of Dreyfus.  Upon the acquisition of Dreyfus by a predecessor of BNY Mellon, Mr. Toia took on additional duties as Vice Chairman for Administration and Operations, including being responsible for fund accounting, fund legal, information systems and human resources.  He also served as a director of Dreyfus.  He ceased all roles at Dreyfus by 1997.  Prior to joining Dreyfus, Mr. Toia served as Group Executive for Public Finance at Chase Manhattan Bank, managing its investment banking group and its tax-exempt underwriting, trading and sales departments.  He also served on the Board of Directors of Chase Manhattan Bank, Delaware.  In addition, from 1975 through 1977, Mr. Toia served as Deputy Mayor for Finance for the City of New York.

Evaluation of Potential Nominees/Diversity.  In addition to the general experience, qualifications, attributes or skills described above, a Fund's Nominating Committee (see "Fund Board Committees" below) may consider whether a potential nominee's professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board's membership and collective attributes.  Such considerations will vary based on the Board's existing membership and other factors, such as the strength of a potential nominee's overall qualifications relative to diversity considerations.  The Funds' Nominating Committee Charter contains certain other factors considered by the Committee in identifying and evaluating potential nominees (including any nominees recommended by shareholders as provided in the Nominating Committee Charter).  A copy of the Funds' Nominating Committee Charter and Procedures is not available on the Funds' or Dreyfus' website, but is attached as Exhibit B to this Proxy Statement.

Compensation.  Each Fund typically pays its Board members its allocated portion of an annual retainer and a fee per meeting attended for the Fund and other funds in The Dreyfus Family of Funds, and reimburses them for their expenses.  The Chairman of the Boards receives an additional 25% of such compensation, and the Chairman of the Audit Committee of AF, DGIF, DIF, DILF, DMFI, DMFII, DMIF, DMMI, DRGF, DSIF and DVIF receives an additional $15,000 per annum.  For information on the amount of compensation paid to each current Board member by a Fund for the Fund's last fiscal year, and paid by all funds in The Dreyfus Family of Funds for which such person was a Board member for the year ended December 31, 2011, see Exhibit A to this Proxy Statement.

Board Member Emeritus Program.  The Boards have adopted an Emeritus Program to provide Board members who have served on the Board of one or more funds in The Dreyfus Family of Funds for an extended period of time and who have attained a certain age a means for assuming a less demanding role with the Fund while maintaining an ongoing relationship with the Fund.  The Boards have determined that the continued wise guidance and input such experienced Board members can provide merited the establishment of the Program.  Under the Board Member Emeritus Program, for a Board member whose first service on the Board of any fund in The Dreyfus Family of Funds occurred before September 30, 2008, upon reaching age 72, such Board member is entitled to elect Emeritus status with respect to each Fund if he or she has served on the Board of a Fund for at least 10 years.  Upon reaching age 80, Emeritus status is mandatory and becomes effective immediately, unless the Board member chooses to retire at that time.  The 10-year pre-requisite for service as a Fund Board member will be waived for a Board member who reaches age 80 but has not served as a Board member of a Fund for at least 10 years.  For a Board member whose first service on the Board of any fund in The Dreyfus Family of Funds occurs after September 30, 2008, upon reaching age 72, such Board member is entitled to elect Emeritus status with respect to each Fund if he or she has served on the Board of a Fund for at least 5 years.  Upon reaching age 75, Emeritus status is mandatory and becomes effective immediately, unless the Board member chooses to retire at that time.  The 5-year pre-requisite for service as a Fund Board member will not be waived and any such Board member who reaches age 75 but has not served as a Board member of a Fund for at least 5 years will be required to retire at that time.

An Emeritus Board member is permitted to serve as such for a maximum of 10 years from the date Emeritus status is achieved.  An Emeritus Board member:  (i) does not have voting rights with respect to matters pertaining to a Fund, and is relieved of all formal responsibilities with respect to the Fund; (ii) may attend all Board meetings, but is under no fiduciary obligation with respect to a Fund; (iii) is not subject to election by Fund shareholders; and (iv) is eligible to be indemnified to the fullest extent permitted under a Fund's governing documents, as amended from time to time.

Emeritus Board members are entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Board member achieves Emeritus status and one-half the per meeting attendance fee in effect on the date of the meeting attended by the Emeritus Board member (the "Emeritus Fee").  For a Board member whose first service on the Board of any fund in The Dreyfus Family of Funds occurs after September 30, 2008, he or she will receive 50% of the Emeritus Fee, plus an additional 10% of the Emeritus Fee for each year of service between six and ten years as a Board member.  Emeritus Board members are reimbursed for reasonable expenses incurred in connection with attending Board meetings.

Fund Board Committees.  Each Fund has a standing Audit Committee, Nominating Committee and Compensation Committee, each of which is comprised of the Fund's Independent Board members.  Each Fund, except DUSTMMF, DMMI and DVIF – Money Market Portfolio, also has a Pricing Committee comprised of any one or more of the Board members, the function of which is to assist in valuing the Fund's investments.  For information on the number of committee meetings held during each Fund's last fiscal year, see Exhibit A to this Proxy Statement.

The function of each Fund's Audit Committee is to (i) oversee the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements and (ii) assist in the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance.

Each Fund's Nominating Committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders.  In evaluating potential nominees, including any nominees recommended by shareholders, the Nominating Committee takes into consideration various factors listed in the Nominating Committee Charter, including character and integrity and business and professional experience.  The Nominating Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which include information regarding the recommended nominee as specified in the Nominating Committee Charter.

The function of each Fund's Compensation Committee is to establish the appropriate compensation for serving on the Board.

Required Vote

For each Fund, the election of a Nominee requires the affirmative vote of a plurality of votes cast at the Meeting for the election of Board members of the Fund.

ADDITIONAL INFORMATION

Selection of Independent Registered Public Accounting Firm

The 1940 Act requires that each Fund's independent registered public accounting firm (the "independent auditors") be selected by a majority of the Independent Board members of the Fund.  One of the purposes of each Fund's Audit Committee is to recommend to the Fund's Board the selection, retention or termination of the independent auditors for the Fund.  Each Fund's Audit Committee recommended, and each Fund's Board, including a majority of its Independent Board members, approved, the selection of Ernst & Young LLP ("Ernst & Young") as such Fund's independent auditors for the Fund's current fiscal year.  Representatives of Ernst & Young are expected to be present at the Meeting and will have an opportunity to make a statement (if the representatives so desire) and to respond to appropriate questions.

Information regarding the audit and non-audit fees that the Funds were billed by their independent auditors for the Funds' last two fiscal years is set forth in Exhibit A to this Proxy Statement.

Investment Adviser, Distributor and Transfer Agent

Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund's investment adviser.

MBSC Securities Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus with principal offices at 200 Park Avenue, New York, New York 10166, serves as each Fund's distributor.

Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus with principal offices at 200 Park Avenue, New York, New York 10166, serves as each Fund's transfer and dividend disbursing agent.

Voting Information

Each Fund will bear its pro rata share of the cost of soliciting proxies based on the net assets of the Fund.  In addition to the use of the mail, proxies may be solicited personally or by telephone, and each Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.  Certain Funds may retain a proxy solicitor to assist in the solicitation of proxies primarily by contacting shareholders by telephone, which is expected to cost approximately $46,000, plus any out of pocket expenses, such cost to be borne pro rata among such Funds based on their net assets.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity.  In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Proxy Statement and proxy card.  Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation.  Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted "FOR" the proposal.  Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy, by calling the toll-free telephone number, through the Internet or by attending the Meeting and voting in person.

If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares and the broker or nominee does not have a discretionary power to vote on the proposal) (together, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  Abstentions will not constitute a vote "FOR" a Nominee.

With respect to Dreyfus-sponsored individual retirement accounts ("IRAs"), the Individual Retirement Custodial Account Agreement governing the IRAs requires The Bank of New York Mellon (the "Bank"), as custodian of the IRAs, to vote Fund shares held in such IRA accounts in accordance with the IRA shareholder's instructions.  However, if no voting instructions are received, the Bank may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other Dreyfus IRA shareholders.  Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, the Bank will vote the IRA shares in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other Dreyfus IRA shareholders.

Shares of DSIF and DVIF have been offered only to separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts and variable life insurance policies (collectively referred to as the "Policies").  As the owner of all of the assets held in such separate accounts, the Participating Insurance Companies are the record owners of such Fund's shares.  However, pursuant to applicable laws, Fund shares held in a separate account which are attributable to Policies will be voted by the relevant Participating Insurance Company in accordance with instructions received from the holders of the Policies ("Policyowners").  Participating Insurance Companies have agreed to solicit instructions from Policyowners holding Fund shares in the relevant separate account as of the record date of the Meeting and to vote by proxy the shares at the Meeting according to such instructions.  To be effective, voting instructions must be received by Participating Insurance Companies prior to the close of business on August 2, 2012.  Such instructions may be revoked at any time prior to the Meeting either by written notice of revocation or another voting instructions form delivered to the relevant Participating Insurance Company.  Participating Insurance Companies will vote by proxy (i) Fund shares as to which no timely instructions are received, (ii) Fund shares owned exclusively by the relevant Participating Insurance Company or its affiliates and (iii) Fund shares held in the separate account representing charges imposed by the relevant Participating Insurance Company against the separate account in the same proportions as the voting instructions received from Policyowners.  Additional information regarding voting instruction rights is provided in the prospectus or statement of additional information for the Policies.

If a quorum is not present at the Meeting for a Fund, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that Fund to permit further solicitation of proxies.  Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.  With respect to AF, DGIF, DIF, DILF, DMIF, DMMI, DNJMBF, DPIF, DRGF and DSIF, 33-1/3% of the Fund's shares entitled to vote constitutes a quorum for the transaction of business at the Meeting.  With respect to DUSTMMF, DBUSMSF, DMFI, DMFII, DUSTITF, DUSTLTF and DVIF, 30% of the Fund's shares entitled to vote constitutes a quorum for the transaction of business at the Meeting.

OTHER MATTERS

No Fund's Board is aware of any other matters which may come before the Meeting.  However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote proxies in accordance with their judgment on such matters.

Under the proxy rules of the Securities and Exchange Commission (the "SEC"), shareholder proposals meeting requirements contained in those rules may, under certain conditions, be included in the Funds' proxy materials for a particular meeting of shareholders.  One of these conditions relates to the timely receipt by a Fund of any such proposal.  Since the Funds do not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by a Fund a reasonable time before the solicitation of proxies for the meeting is made.  The fact that a Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in proxy materials since there are other requirements in the proxy rules relating to such inclusion.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

Please advise the appropriate Fund, in care of Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island  02940-8082, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING(S) IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated:  June 11, 2012

SCHEDULE 1

The following is a list of times at which each Fund's Meeting will be held.  With respect to those Funds that are series funds, the list also identifies each such Fund's series.

Name of Fund	Time of Shareholder Meeting

Advantage Funds, Inc.	10:00 a.m.
- Dreyfus Global Absolute Return Fund ("DGARF")
- Dreyfus Global Dynamic Bond Fund ("DGDBF")
- Dreyfus Global Real Return Fund ("DGRRF")
- Dreyfus International Value Fund ("DIVF")
- Dreyfus Opportunistic Midcap Value Fund ("DOMVF")
- Dreyfus Opportunistic Small Cap Fund ("DOSCF")
- Dreyfus Opportunistic U.S. Stock Fund ("DOUSSF")
- Dreyfus Strategic Value Fund ("DSVF")
- Dreyfus Structured Midcap Fund ("DSMF")
- Dreyfus Technology Growth Fund ("DTGF")
- Dreyfus Total Emerging Markets Fund ("DTEMF")
- Dreyfus Total Return Advantage Fund ("DTRAF")
- Global Alpha Fund ("GAF")

Dreyfus 100% U.S. Treasury Money Market Fund	11:00 a.m.

Dreyfus BASIC U.S. Mortgage Securities Fund	11:00 a.m.

Dreyfus Growth and Income Fund, Inc.	10:00 a.m.

Dreyfus Index Funds, Inc.	10:00 a.m.
- Dreyfus International Stock Index Fund ("DISIF")
- Dreyfus S&P 500 Index Fund ("DSPIF")
- Dreyfus Smallcap Stock Index Fund ("DSCIF")

Dreyfus International Funds, Inc.	10:00 a.m.
- Dreyfus Brazil Equity Fund ("DBEF")
- Dreyfus Emerging Markets Fund ("DEMF")

Dreyfus Manager Funds I	10:00 a.m.
- Dreyfus MidCap Core Fund ("DMCF")

Dreyfus Manager Funds II	10:00 a.m.
- Dreyfus Balanced Opportunity Fund ("DBOF")

Dreyfus Midcap Index Fund, Inc.	10:00 a.m.

Dreyfus Money Market Instruments, Inc.	10:00 a.m.
- Government Securities Series ("GSS")
- Money Market Series ("MMS")

Dreyfus New Jersey Municipal Bond Fund, Inc.	11:00 a.m.

Dreyfus Premier Investment Funds, Inc.	11:00 a.m.
- Dreyfus Diversified International Fund ("DDIF")
- Dreyfus Emerging Asia Fund ("DEAF")
- Dreyfus Global Real Estate Securities Fund ("DGRESF")
- Dreyfus Greater China Fund ("DGCF")
- Dreyfus India Fund ("DINF")
- Dreyfus Large Cap Equity Fund ("DLCEF")
- Dreyfus Large Cap Growth Fund ("DLCGF")
- Dreyfus Satellite Alpha Fund ("DSAF")

Dreyfus Research Growth Fund, Inc.	10:00 a.m.

Dreyfus Stock Index Fund, Inc.	10:00 a.m.

Dreyfus U.S. Treasury Intermediate Term Fund	11:00 a.m.

Dreyfus U.S. Treasury Long Term Fund	11:00 a.m.

Dreyfus Variable Investment Fund	10:00 a.m.
- Appreciation Portfolio ("AP")
- Growth and Income Portfolio ("GIP")
- International Equity Portfolio ("IEP")
- International Value Portfolio ("IVP")
- Money Market Portfolio ("MMP")
- Opportunistic Small Cap Portfolio ("OSCP")
- Quality Bond Portfolio ("QBP")

SCHEDULE 2

Set forth below for each Fund is information as to the number of shares of the Fund outstanding and those shareholders, if any, known by the Fund to own of record or beneficially 5% or more of a class of the Fund's outstanding voting securities (including series thereof) as of May 11, 2012.

Name of Fund and Number of Shares Outstanding	Name and Address of Shareholder	Amount of Shares Held	Percentage of Shares Held

AF:
DGARF–Class A 520,254.1860	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	33,967.8950	6.5291%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	34,324.3440	6.5976%
	American Enterprise Investment Svc. 707 2nd Avenue South Minneapolis, MN 55402-2405	145,348.1980	27.9379%
	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	171,427.1400	32.9507%
DGARF–Class C 107,966.1300	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	19,706.2990	18.2523%
	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	19,985.2140	18.5106%
	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	36,207.4070	33.5359%
	American Enterprise Investment Svc. P.O. Box 9446 Minneapolis, MN 55440-9446	23,122.1460	21.4161%
DGARF–Class I 1,172,089.3290	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	62,358.2930	5.3341%
	SEI Private Trust Company C/O Mellon Bank Attn: Mutual Fund Admin. One Freedom Valley Drive Oaks, PA 19456-9989	530,003.8780	45.3360%
	Dreyfus Moderate Allocation Fund The Dreyfus Corporation Attn: John Heinsohn 200 Park Avenue, 7th Floor New York, NY 10166-0090	140,960.5710	12.0576%
	Dreyfus Growth Allocation Fund The Dreyfus Corporation Attn: John Heinsohn 200 Park Avenue, 7th Floor New York, NY 10166-0090	103,895.8260	8.8871%
	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	119,924.6530	10.2582%
	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	60,022.6740	5.1343%
DGDBF–Class A 72,525.1190	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	18,456.7510	25.4488%
	American Enterprise Investment Svc. P.O. Box 9446 Minneapolis, MN 55440-9446	13,509.5770	18.6274%
	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	40,000.000	55.1533%
DGDBF–Class C 42,661.4180	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	40,000.0000	96.0986%
DGDBF–Class I 714,029.7210	BLMC LP A Partnership P.O. Box 2212 Soquel, CA 95063	191,833.3220	26.8663%
	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	399,807.5380	55.9931%
	Global Investors LP 100 Court Avenue, Suite 211 Des Moines, IA 50309-2213	120,140.9140	16.8258%
DGRRF–Class A 540,110.5910	UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	380,040.4810	70.3010%
	American Enterprise Investment Svc. 707 2nd Avenue South Minneapolis, MN 55402-2405	85,732.4940	15.8590
DGRRF–Class C 31,664.5540	UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	6,398.0380	20.2057%
	American Enterprise Investment Svc. P.O. Box 9446 Minneapolis, MN 55440-9446	4,729.6510	14.9367%
	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	16,472.3470	52.0214%
DGRRF–Class I 2,026,366.3640	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	188,821.8290	9.3182%
	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	1,698,696.5230	83.8297%
DIVF–Class A 8,724,655.9770	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	2,665,152.4140	30.4926%
	The Vanguard Fiduciary Trust Co. Attn: Outside Funds P.O. Box 2600 Valley Forge, PA 19482-2600	1,712,992.4600	19.5987%
	American Enterprise Investment Svc. 707 2nd Avenue South Minneapolis, MN 55402-2405	1,550,043.3380	17.7344%
DIVF–Class C 924,328.4300	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	55,060.5570	5.9790%
	UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	87,242.9540	9.4736%
	Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	97,803.7080	10.6204%
	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	408,804.5700	44.3916%
	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	95,155.0820	10.3328%
DIVF–Class I 8,905,079.7630	SEI Private Trust Company C/O Mellon Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	814,007.3420	9.1409%
	Dreyfus Premier Diversified International Fund The Dreyfus Corporation Attn: John Heinsohn 200 Park Avenue, 7th Floor New York, NY 10166-0090	7,533,511.9850	84.5977%
DOMVF–Class A 34,379,720.1700	Fidelity Investments Institutional Operations Co. as Agent for Entropic Communications Inc. 100 Magellan Way (KWIC) Covington, KY 41015-1999	4,216,815.4350	12.2581%
	JPMorgan Chase as Trustee FBO $uper $aver 401(k) Plan 11500 Outlook Street Overland Park, KS 66211-1804	5,828,419.1150	16.9429%
	The Vanguard Fiduciary Trust Co. Attn: Outside Funds P.O. Box 2600 Valley Forge, PA 19482-2600	4,279,516.4050	12.4403%
DOMVF–Class C 867,940.7070	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	43,815.2670	5.0335%
	UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	126,498.8430	14.5321%
	Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	87,181.4130	10.0153%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	53,149.9450	6.1058%
	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	178,317.7630	20.4850%
	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	75,370.1160	8.6584%
	American Enterprise Investment Svc. 707 2nd Avenue South Minneapolis, MN 55402-2405	61,818.8310	7.1017%
	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	50,825.1360	5.8387%
DOMVF–Class I 5,748,438.1420	Banco Popular de Puerto Rico as TRU FBO The TJX Companies, Inc. General Savings/Profit Sharing Plan – Puerto Rico 11500 Outlook Street Overland Parks, KS 66211-1804	1,716,335.6110	29.7833%
	Fidelity Investments Institutional Operations Co. as Agent for Pfeiffer Vacuum Inc. 401(k) Plan 100 Magellan Way (KWIC) Covington, KY 41015-1999	533,543.0200	9.2585%
	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	731,098.8070	12.6866%
	Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	551,824.4940	9.5757%
	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	457,304.9570	7.9355%
	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	487,229.9100	8.4548%
	JPMorgan Chase as Trustee FBO American Eagle 401(k) Plan 11500 Outlook Street Overland Park, KS 66211-1804	326,502.7550	5.6658%
DOSCF 24,432,555.9930	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	3,006,826.1370	12.3068%
	SEI Private Trust Company C/O Mellon Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	6,111,593.5510	25.0145%
	American Enterprise Investment Svc. 707 2nd Avenue South Minneapolis, MN 55402-2405	1,754,506.6310	7.1811%
	Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	1,597,996.1310	6.5405%
DOUSSF–Class A 3,020.9380	Wilbert Lawrence Brooklyn, NY	168.9190	5.5916%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,180.1730	39.0664%
	The Bank of New York Mellon Cust. FBO Stephen J. Oracko Under IRA Rollover Plan Roanoke, VA	292.2630	9.6746%
	The Bank of New York Mellon Cust. FBO Nicholas P. Linihan Under IRA Plan Fruitport, MI	203.8040	6.7464%
	The Bank of New York Mellon Cust. FBO Lois B. Willis Under IRA Plan Overland Parks, KS	375.7790	12.4391%
	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	800.0000	26.4818%
DOUSSF–Class C 2,273.129	American Enterprise Investment Svc. 707 2nd Avenue South Minneapolis, MN 55402-2405	1,397.7710	61.4911%
	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	800.0000	35.1938%
DOUSSF–Class I 238,750.1400	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	238,400.0000	99.8533%
DSVF–Class A 29,183,841.6400	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	1,879,677.7330	6.4412%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,664,511.7960	5.7039%
	American Enterprise Investment Svc. 707 2nd Avenue South Minneapolis, MN 55402-2405	2,241,025.9530	7.6795%
	UMB Bank NA FBO Fiduciary for Tax Deferred Accts One Security Benefit Place Topeka, KS 66636-1000	1,539,515.8470	5.2756%
	Charles Schwab & Co. Inc. Attn: Mutual Fund Operations 101 Montgomery Street San Francisco, CA 94104-4151	2,380,189.4190	8.1563%
DSVF–Class C 1,861,477.3050	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	145,845.8760	7.8547%
	UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	136,824.4730	7.3689%
	Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	189,230.8530	10.1913%
	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	393,983.4170	21.2185%
	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	175,903.9240	9.4736%
	American Enterprise Investment Svc. 707 2nd Avenue South Minneapolis, MN 55402-2405	103,443.8390	5.5711%
DSVF–Class I 6,528,757.9420	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	739,472.7760	11.3237%
	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	757,729.4060	11.6032%
	SEI Private Trust Company C/O Mellon Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	1,037,945.2830	15.8942%
DSMF–Class A 1,285,210.6040	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	238,746.4210	18.5875%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	134,596.7980	10.4790%
	American Enterprise Investment Svc. 707 2nd Avenue South Minneapolis, MN 55402-2405	155,476.1910	12.1045%
	Orchard Trust Co. TTEE Employee Benefits Clients 401(k) 8515 Orchard Road 2T2 Greenwood Village, CO 80111-5002	64,650.7120	5.0333%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	73,624.7360	5.7320%
DSMF–Class C 551,922.0690	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	104,966.4310	19.0616%
	UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	30,445.1340	5.5287%
	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	186,430.0500	33.8552%
	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	70,427.5240	12.7894%
DSMF–Class I 1,226,737.9500	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	511,061.7000	41.6188%
	WTC TTEE FBO Mercycare Service Corp. Supplemental Retirement Plan C/O Mutual Funds P.O. Box 8880 Wilmington, DE 19899-8880	325,198.6110	26.4828%
	Wells Fargo Bank NA Omnibus Acct for Various Ret. Plans 1525 West WT Harris Boulevard Charlotte, NC 28288-1076	207,465.4010	22.0256%
DTGF–Class A 6,854,139.1960	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	668,201.4210	9.7523%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	530,031.3120	7.7357%
	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	376,651.6600	5.4972%
	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	412,466.1580	6.0199%
	Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	510,474.7920	7.4503%
DTGF–Class C 945,704.8650	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	84,068.6260	8.8962%
	Citigroup Global Markets Inc. 333 West 34th Street New York, NY 10001-2402	50,328.2970	5.3258%
	UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	83,844.0690	8.8724%
	Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	84,370.3910	8.9281%
	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	229,287.3080	24.2632%
	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	113,425.9270	12.0028%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	48,781.6920	5.1621%
DTGF–Class I 400,230.6490	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	58,691.6080	14.6085%
	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	34,588.4900	8.6092%
	SEI Private Trust Company C/O Mellon Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	27,329.5400	6.8024%
	TD Ameritrade Inc. for the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	121,570.5170	30.2592%
	Orchard Trust Co. TTEE Employee Benefits Clients 401(k) 8515 East Orchard Road 2T2 Greenwood Village, CO 80111-5002	39,441.6250	9.8171%
DTEMF–Class A 54,668.6190	American Enterprise Investment Svc. 707 2nd Avenue South Minneapolis, MN 55402-2405	10,640.4080	19.4635%
	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	40,000.0000	73.1681%
DTEMF–Class C 46,392.9510	American Enterprise Investment Svc. 707 2nd Avenue South Minneapolis, MN 55402-2405	5,848.7650	12.4429%
	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	40,000.0000	85.0976%
DTEMF–Class I 5,164,772.8130	Fifth Street Station LLC A Partnership 505 5th Avenue S, Suite 900 Seattle, WA 98104-3821	432,900.4330	8.3818%
	SEI Private Trust Company C/O Mellon Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	3,991,398.2100	77.2812%
	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	732,511.6710	14.1828%
DTRAF–Class A 3,647,561.4900	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	517,181.2690	14.1953%
	American Enterprise Investment Svc. 707 2nd Avenue South Minneapolis, MN 55402-2405	1,950,851.6210	53.5460%
	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	428,784.0970	11.7691%
DTRAF–Class C 612,847.3590	UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	92,154.5570	15.0448%
	Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	50,863.1810	8.3037%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	72,845.7400	11.8925%
	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	176,250.8340	28.7740%
	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	51,774.6600	8.4525%
	American Enterprise Investment Svc. 707 2nd Avenue South Minneapolis, MN 55402-2405	104,730.8870	17.0980%
DTRAF–Class I 1,673,499.3480	Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	240,733.5080	14.3887%
	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	369,228.4690	22.0688%
	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	237,402.5550	14.1896%
	Dreyfus Conservative Allocation Fund The Dreyfus Corporation Attn: John Heinsohn 200 Park Avenue, 7th Floor New York, NY 10166-0090	300,389.0270	17.9543%
	Dreyfus Moderate Allocation Fund The Dreyfus Corporation Attn: John Heinsohn 200 Park Avenue, 7th Floor New York, NY 10166-0090	348,716.9290	20.8428%
GAF–Class A 1,334,580.3540	Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	68,050.4340	5.1236%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	144,068.0010	10.8470%
	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	68,331.0740	5.1447%
	RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Funds Ops Manager 510 Marquette Avenue S Minneapolis, MN 55402-1110	96,554.2680	7.2696%
	American Enterprise Investment Svc. 707 2nd Avenue South Minneapolis, MN 55402-2405	627,872.3350	47.2730%
GAF–Class C 699,047.2360	UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	51,966.2850	7.4336%
	Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	93,258.4600	13.3403%
	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	164,316.7190	23.5049%
	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	103,985.3250	14.8747%
	RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Funds Ops Manager 510 Marquette Avenue S Minneapolis, MN 55402-1110	65,280.5880	9.3382%
	American Enterprise Investment Svc. P.O. Box 9446 Minneapolis, MN 55440-9446	119,312.5070	17.0672%
GAF–Class I 5,841,565.7300	SEI Private Trust Company C/O Mellon Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	5,278,792.5490	90.3743%

DUSTMMF 1,259,379,082.8710	Lighthouse Capital Insurance Co. P.O. Box 69 Grand Cayman	93,980,530.2500	7.4645%

DBUSMSF 5,817,487.3130	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	361,237.4630	6.2084%
	The Bank of New York Mellon Cust. FBO Adrienne G. Gruberg Under IRA Plan New York, NY	421,515.3080	7.2443%
	Trust Company of America P.O. Box 6503 Englewood, CO 80155-6503	1,422,675.1760	24.4507%

DGIF 35,124,981.2030	None	N/A	N/A

DIF:
DISIF 33,994,280.0120	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	3,182,468.1750	9.3553%
	VRSCO FBO Volunteers of America Bay Area 2929 Allen Parkway, A6-20 Houston, TX 77019-7177	11,115,359.2570	32.6750%
	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	7,995,305.6470	23.5032%
DSPIF 61,848,807.9170	Fidelity Investments Institutional Operations Co. as Agent for Pericom Semiconductor Corporation 100 Magellan Way (KWIC) Covington, KY 41015-1999	11,064,801.0160	17.8844%
	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	6,772,465.1880	10.9466%
	Nationwide Life Insurance Company DCVA C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	4,373,614.1190	7.0692%
	VRSCO FBO Blue Mountain Hosp Dist 2929 Allen Parkway, A6-20 Houston, TX 77019-7177	8,653,882.5040	13.9876%
	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	6,910,062.4810	11.1690%
DSCIF 52,452,233.7440	Fidelity Investment Institutional Operations Co. as Agent for Affiliated Associates 100 Magellan Way (KWIC) Covington, KY 41015-1999	3,654,192.2910	6.9652%
	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	7,597,745.9900	14.4819%
	VRSCO FBO Texas Tech University 403B 2929 Allen Parkway, A6-20 Houston, TX 77019-7177	8,818,487.7160	16.8088%
	Wells Fargo Bank NA FBO Rt Bae Sys Land and Armaments Excs P.O. Box 1533 Minneapolis, MN 55480-1533	4,817,029.3700	9.1816%
	Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	10,852,398.3260	20.6855%

DILF:
DBEF–Class A 2,154,869.2540	UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	268,826.9400	12.4724%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	173,834.6490	8.0652%
	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	278,220.6320	12.9082%
	American Enterprise Investment Svc. 707 2nd Avenue South Minneapolis, MN 55402-2405	825,408.1120	38.2953%
DBEF–Class C 418,893.6590	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	38,542.7660	9.2009%
	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	179,307.1090	42.8042%
	American Enterprise Investment Svc. 707 2nd Avenue South Minneapolis, MN 55402-2405	70,898.0790	16.9248%
	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	34,220.8090	8.1692%
DBEF–Class I 463,819.6770	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	64,463.7190	13.9451%
	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	257,871.1350	55.7840%
	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	102,051.5550	22.0763%
DEMF–Class A 37,735,570.3670	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	4,442,091.6610	11.7677%
	Citigroup Global Markets Inc. 333 West 34th Street New York, NY 10001-2402	3,880,411.2620	10.2798%
	Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	6,883,390.4450	18.1026%
	The Vanguard Fiduciary Trust Co. Attn: Outside Funds P.O. Box 2600 Valley Forge, PA 19482-2600	1,963,891.5410	5.2026%
	American Enterprise Investment Svc. 707 2nd Avenue South Minneapolis, MN 55402-2405	2,551,884.2030	6.7603%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	4,929,158.9090	13.0580%
DEMF–Class C 2,946,947.0670	Citigroup Global Markets Inc. 333 West 34th Street New York, NY 10001-2402	147,885.4440	5.0316%
	UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	207,487.7870	7.0609%
	Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	367,206.4060	12.4961%
	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	355,462.9080	12.0965%
	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	512,089.9480	17.4266%
	American Enterprise Investment Svc. 707 2nd Avenue South Minneapolis, MN 55402-2405	229,323.6310	7.8039%
DEMF–Class I 69,602,645.9240	JPMorgan Chase as Trustee FBO $uper $aver 401(k) Plan 11500 Outlook Street Overland Park, KS 66211-1804	5,706,876.0100	8.1954%
	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	32,742,605.5130	47.0202%
	SEI Private Trust Company C/O State Street Bank & Trust Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	13,293,205.9220	19.0898%
	Dreyfus Premier Diversified International Fund The Dreyfus Corporation Attn: John Heinsohn 200 Park Avenue, 7th Floor New York, NY 10166-0090	5,241,570.0550	7.5272%
	Edward D. Jones & Co. Attn: Mutual Fund Shareholder Accounting 201 Progress Parkway Maryland Heights, MO 63043-3009	3,535,687.4120	5.0774%

DMFI:
DMCF–Class A 3,079,529.4100	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	400,968.9770	13.0314%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	408,291.9390	13.2694%
	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	194,722.0150	6.3284%
	American Enterprise Investment Svc. 707 2nd Avenue South Minneapolis, MN 55402-2405	450,279.2800	14.6340%
DMCF–Class C 714,449.1170	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	38,650.3800	5.4321%
	Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	79,891.5140	11.2283%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	70,016.2260	9.8404%
	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	106,576.3840	14.9787%
	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	107,462.3380	15.1032%
	LPL Financial Services 9785 Towne Centre Drive San Diego, CA 92121-1968	45,370.5210	6.3766%
DMCF–Class I 976,974.2110	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	123,533.0090	12.6399%
	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	52,806.1180	5.4031%
	Wilmington Trust Company Cust. FBO Henry Street Settlement C/O Mutual Funds P.O. Box 8880 Wilmington, DE 19899-8880	303,538.5700	31.0582%

DMFII:
DBOF–Class A 9,008,403.7020	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	1,050,018.3050	11.6662%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	982,734.9240	10.9187%
	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	569,790.0880	6.3307%
	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	577,656.6280	6.4181%
	American Enterprise Investment Svc. 707 2nd Avenue South Minneapolis, MN 55402-2405	539,438.0980	5.9934%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	632,712.5690	7.0298%
DBOF–Class C 2,204,301.4020	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	248,578.2900	11.2951%
	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	334,224.6130	15.1868%
	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	185,236.5050	8.4169%
DBOF–Class I 123,293.2490	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	11,836.1680	9.6000%
	Maura McCarthy & David Conley TTEEs George M. & Ann E. Conley Irrevocable Trust UA Dtd 09/14/2006 Bayside, NY	7,113.1470	5.7693%
	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	14,752.1210	11.9650%
	SEI Private Trust Company C/O Mellon Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	6,726.2520	5.4555%
	Mac & Co. Mutual Fund Operations P.O. Box 3198 Pittsburgh, PA 15230-3198	11,535.6100	9.3562%
	Southwest Gas Corp. Foundation 5241 Spring Mountain Road Las Vegas, NV 89150-0002	21,318.7570	17.2910%
DBOF–Class J 1,281,510.2870	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	82,360.6660	6.4268%
	Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	226,780.6890	17.6963%
DBOF–Class Z 2,314,779.1090	Nationwide Trust Company FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	181,779.4560	7.8537%
	Nationwide Life Insurance Company C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	594,876.3080	25.7015%
	Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	142,365.3180	6.1509%

DMIF 88,078,857.0130	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	11,130,867.8020	12.6306%
	SEI Private Trust Company C/O Mellon Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	8,420,475.3760	9.5550%
	Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Boulevard Charlotte, NC 28262-8522	8,311,680.3980	9.4315%
	VRSCO FBO Northwest Regional Hospital 2929 Allen Parkway, A6-20 Houston, TX 77019-7177	13,524,344.1040	15.3465%
	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	14,197,943.9960	16.1109%

DMMI:
GSS 2,813,534.5900	Citigroup Global Markets Inc. 333 West 34th Street New York, NY 10001-2402	367,317,745.4900	74.7455%
	Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	32,643,357.3800	6.6426%
MMS 686,980,921.1890	Citigroup Global Markets Inc. 333 West 34th Street New York, NY 10001-2402	622,056,314.3800	90.3930%

DNJMBF–Class A 34,245,719.9760	None	N/A	N/A

DNJMBF–Class C 744,465.3220	Citigroup Global Markets Inc. 333 West 34th Street New York, NY 10001-2402	39,496.8960	5.6468%
	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	256,665.4280	36.6953%
	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	152,792.3680	21.8446%
	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	44,006.8180	6.2916%
DNJMBF–Class I 220,728.8400	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	79,702.9930	36.1090%
	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	137,844.1890	62.4496%
DNJMBF–Class Z 10,532,012.5330	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds Dept. 101 Montgomery Street San Francisco, CA 94104-4151	561,886.8940	5.3360%

DPIF:
DDIF–Class A 1,018,783.2440	UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	76,363.1800	7.4955%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	711,277.2890	69.8164%
DDIF–Class C 32,714.8190	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	2,587.3500	7.7944%
	Lawrence A. Froehlich & George F. Froelich TTEEs Froehlich Foundation UA Dtd 9/20/2006 South Park, PA	2,121.4080	6.3908%
	American Enterprise Investment Svc. P.O. Box 9446 Minneapolis, MN 55440-6449	24,308.7990	73.2305%
DDIF–Class I 53,862,778.7400	SEI Private Trust Company C/O Mellon Bank Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	53,416,989.3540	99.1395%
DEAF–Class A 2,962,096.5760	Citigroup Global Markets Inc. 333 West 34th Street New York, NY 10001-2402	198,020.5360	6.6858%
	UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	263,873.7130	8.9092%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	326,186.2330	11.0131%
	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	224,342.8410	7.5745%
	American Enterprise Investment Svc. 707 2nd Avenue South Minneapolis, MN 55402-2405	714,174.6380	24.1128%
DEAF–Class C 1,259,839.9580	Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	188,948.1120	15.0041%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	185,033.1530	14.6932%
	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	328,555.5110	26.0901%
	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	195,734.9650	15.5430%
	American Enterprise Investment Svc. 707 2nd Avenue South Minneapolis, MN 55402-2405	88,686.2880	7.0424%
DEAF–Class I 2,262,056.1830	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	180,735.4710	7.9942%
	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	383,870.1610	16.9791%
	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	213,525.9030	9.4446%
	Dreyfus Premier Diversified International Fund The Dreyfus Corporation Attn: John Heinsohn 200 Park Avenue, 7th Floor New York, NY 10166-0090	1,146,822.7870	50.7256%
DGRESF–Class A 339,241.5520	Ira Glener TOD Woodside, NY	46,447.1410	13.6915%
	UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	40,884.8980	12.0401%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	48,800.1380	14.3851%
	American Enterprise Investment Svc. 707 2nd Avenue South Minneapolis, MN 55402-2405	63,173.1580	18.6219%
	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	34,111.0200	10.0551%
DGRESF–Class C 90,320.0890	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	6,595.2600	7.3021%
	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	23,987.7120	26.5586%
	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	32,318.0430	35.7817%
	American Enterprise Investment Svc. P.O. Box 9446 Minneapolis, MN 55440-9446	8,247.8720	9.1318%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	6,997.7060	7.7477%
DGRESF–Class I 43,221,443.5790	SEI Private Trust Company C/O Mellon Bank Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	34,560,041.5270	79.8629%
	Mac & Co. Attn: Mutual Fund Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	2,534,629.2440	5.8571%
DGCF–Class A 7,834,591.6350	National Financial Services 82 Devonshire Street G10G Boston, MA 02109-3605	557,150.6620	7.1182%
	Citigroup Global Markets Inc. 333 West 34th Street New York, NY 10001-2402	432,213.9450	5.5220%
	UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	454,067.2460	5.8012%
	Morgan Stanley & Co. Harborside Financial Plaza 2 3rd Floor Jersey City, NJ 07303-2052	392,387.5840	5.0132%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	686,618.9950	8.7723%
	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	810,771.4600	10.3585%
	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	445,050.2210	5.6860%
	American Enterprise Investment Svc. P.O. Box 9446 Minneapolis, MN 55440-9446	1,106,671.4780	14.1390%
	Charles Schwab & Co. Inc. Attn: Mutual Fund Operations 120/2 101 Montgomery Street San Francisco, CA 94104-4151	733,560.9360	9.3721%
DGCF–Class C 4,321,400.7350	National Financial Services 82 Devonshire Street G10G Boston, MA 02109-3605	384,435.4200	8.9230%
	Citigroup Global Markets Inc. 333 West 34th Street New York, NY 10001-2402	268,690.8170	6.2365%
	Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	341,974.6450	7.9374%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	268,247.9180	6.2262%
	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	1,387,829.2560	32.2124%
	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	431,979.2500	10.0265%
DGCF–Class I 2,154,247.7830	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	448,584.4100	20.8608%
	Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	160,697.8050	7.4730%
	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	654,868.6060	30.4537%
	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	289,232.7080	13.4504%
DINF–Class A 206,193.1050	UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	10,838.3610	5.3016%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	14,148.5250	6.9207%
	The Bank of New York Mellon Cust. FBO Steven A. Evans Under IRA Rollover Plan New Canaan, CT	12,353.9330	6.0429%
	American Enterprise Investment Svc. 707 2nd Avenue South Minneapolis, MN 55402-2405	77,191.1810	37.7580%
	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	30,090.7440	14.7189%
DINF–Class C 84,548.7330	The Bank of New York Mellon Cust. FBO Abraham B. Stenberg Under SEP IRA Plan Purchase, NY	6,168.2060	7.2954%
	Oppenheimer & Co Inc. FBO Marvin Levin Roth IRA Elkins Park, PA	7,030.2280	8.3150%
	American Enterprise Investment Svc. 707 2nd Avenue South Minneapolis, MN 55402-2405	13,771.6450	16.2884%
	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	40,000.0000	47.3100%
DINF–Class I 99,626.5050	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	40,000.0000	40.1500%
	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	54,007.5200	54.2100%
DLCEF–Class A 58,702.4650	Robert Gerry Schnelle Trustee The Robert Gerry Schnelle Trust U/A DTD 12/06/1991 1825 Alyssum Place Winston Salem, NC 27127-7548	9,866.2230	16.8053%
	Hong Wang & James Q. Hull JTWROS Norristown, PA	3,924.6160	6.6849%
	American Enterprise Investment Svc. P.O. Box 9446 Minneapolis, MN 55440-9446	8,320.1660	14.1719%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	25,166.9480	42.8673%
DLCEF–Class C 9,187.0660	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	2,912.0140	31.6969%
	The Bank of New York Mellon Cust. FBO Robert J. Santo Roth IRA Bethlehem, PA	1,923.0100	20.9317%
	American Enterprise Investment Svc. P.O. Box 9446 Minneapolis, MN 55440-9446	3,821.4970	41.5965%
DLCEF–Class I 17,502,233.6300	SEI Private Trust Company C/O Harris Bank ID 940 Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	15,769,910.3940	89.9284%
DLCGF–Class A 162,601.1810	Constantine L. Tsomides & Diana G. Tsomides JT TEN TOD Brookline, MA 02445-5753	10,955.6160	6.7377%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	17,318.6200	10.6510%
	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	9,367.6070	5.7611%
	Barbara Alexander Buck TOD Riverview, FL	10,347.8930	6.3640%
	American Enterprise Investment Svc. 707 2nd Avenue South Minneapolis, MN 55402-2405	25,631.9120	15.7637%
	Stifel Nicolaus & Co. Inc. Exclusive Benefit of Customers 501 N. Broadway St. Louis, MO 63102-2188	15,700.1000	9.6556%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	12,852.3790	7.9042%
DLCGF–Class C 23,454.157	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	14,492.4750	61.7906%
	Guy Devine Tod Plainville, MA	1,358.6090	5.7926%
	American Enterprise Investment Svc. 707 2nd Avenue South Minneapolis, MN 55402-2405	5,115.6580	21.8113%
DLCGF–Class I 5,134,319.9030	SEI Private Trust Company C/O Mellon Bank Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	4,190,554.0120	81.6185%
DSAF–Class A 39,930.7660	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	3,688.9720	9.2384%
	American Enterprise Investment Svc. 707 2nd Avenue South Minneapolis, MN 55402-2405	26,779.4830	67.0648%
	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	8,002.2490	20.0403%
DSAF –Class C 9,579.3810	Frederick R. Semon & Edwin J. Semon JT TEN Clarendon Hills, IL	1,115.3620	11.6434%
	American Enterprise Investment Svc. P.O. Box 9446 Minneapolis, MN 55440-9446	4,209.6130	43.9445%
	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	4,000.8460	41.7652%
DSAF –Class I 4,408.5240	Fidelity Investments Institutional Operations Co. as agent for Teletracking Technologies Inc. 100 Magellan Way (KWIC) Covington, KY 41015-1999	405.4330	9.1966%
	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	4,003.0900	90.8034%

DRGF–Class A 51,595,043.4620	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	3,070,609.9860	5.9520%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	2,982,513.2660	5.7812%
	First Clearing, LLC 10750 Wheaton First Drive Glen Allen, VA 23060-9243	3,797,093.6370	7.3601%
	American Enterprise Investment Svc. P.O. Box 9446 Minneapolis, MN 55440-9446	3,583,674.4620	6.9465%
	Charles Schwab & Co. Inc. Reinvested Dividends 101 Montgomery Street San Francisco, CA 94104-4151	10,446,724.3500	20.2495%
DRGF–Class C 9,251,255.5900	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	650,033.0530	7.0296%
	UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	491,815.2670	5.3186%
	Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	617,248.7080	6.6751%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	655,423.2670	7.0879%
	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	870,537.3420	9.4142%
	First Clearing, LLC 10750 Wheaton First Drive Glen Allen, VA 23060-9243	1,579,088.4890	17.0766%
	Charles Schwab & Co. Inc. Attn: Mutual Fund Operations 101 Montgomery Street San Francisco, CA 94104-4151	1,045,214.9950	11.3032%
DRGF–Class I 4,925,268.3800	Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	527,020.5210	10.6743%
	First Clearing, LLC 10750 Wheaton First Drive Glen Allen, VA 23060-9243	681,961.7990	13.8125%
	Mac & Co. Attn: Mutual Fund Operations P.O. Box 3198 Pittsburgh, PA 15230-3198	1,391,503.3200	28.1836%
	RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 510 Marquette Avenue S Minneapolis, MN 55402-1110	336,845.8460	6.8225%
	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	507,564.0890	10.2802%

DRGF–Class Z 34,156,012.0980	None	N/A	N/A

DSIF–Initial Shares 50,357,229.7930	Sun Life Assurance Company of Canada (US) Large Case Attn: Accounting Control P.O. Box 9134 Wellesley Hills, MA 02481-9134	2,739,052.4240	5.4405%
	Nationwide Life Insurance Company C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	31,716,349.7060	62.9969%
DSIF–Service Shares 5,750,274.8080	Annuity Investors Life Insurance Co. Attn: Chris Accurso P.O. Box 5423 Cincinnatti, OH 45201-5423	439,615.8210	7.6374%
	Nationwide Life Insurance Company C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	3,992,987.5090	69.3697%
	Transamerica Life Insurance Co. 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	417,829.6810	7.2589%
	Symetra Life Insurance Co. Attn: RS Accounting P.O. Box 3882 Seattle, WA 98124-3882	825,049.7800	14.3335%

DUSTITF 7,537,992.5550	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	554,362.0520	7.3489%
	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	688,673.0770	9.1294%

DUSTLTF 4,101,847.6930	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	410,657.7650	9.9986%
	First Clearing, LLC 10750 Wheaton First Drive Glen Allen, VA 23060-9243	263,446.7740	6.4144%

DVIF:
AP–Initial Shares 8,855,674.7700	Annuity Investors Life Insurance Co. Attn: Chris Accurso P.O. Box 5423 Cincinnatti, OH 45201-5423	463,203.6510	5.2296%
	Nationwide Life Insurance Company C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	4,713,758.8640	53.2189%
	Transamerica Financial Life Insurance Company 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	465,758.7000	5.2585%
	Transamerica Life Insurance Co. 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	1,431,443.9970	16.1612%
AP–Service Shares 4,671,017.4060	Ohio National Life Insurance Co. FBO Its Separate Accounts Attn: Dennis Taney P.O. Box 237 1 Financial Way Cincinnati, OH 45201-0237	953,126.7330	20.4124%
	Nationwide Life Insurance Company C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	2,408,132.7200	51.5732%
	Transamerica Life Insurance Co. 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	411,846.6470	8.8202%
	Transamerica Advisors Life Insurance Co. NY 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	665,433.3670	14.2511%
GIP–Initial Shares 3,307,476.8000	Annuity Investors Life Insurance Co. Attn: Chris Accurso P.O. Box 5423 Cincinnatti, OH 45201-5423	234,119.9560	7.0888%
	Nationwide Life Insurance Company C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	710,131.1740	21.5018%
	Transamerica Financial Life Insurance Company Aegon USA FMD Accounting 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	386,357.8350	11.6984%
	Transamerica Life Insurance Co. 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	1,478,156.7120	44.7565%
GIP–Service Shares 365,152.1130	Transamerica Life Insurance Co. 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	352,065.4490	96.4206%
IEP–Initial Shares 2,357,198.6260	Modern Woodmen Product Valuation 5801 SW Sixth Avenue Topeka, KS 66636-1001	241,783.3660	10.2575%
	Transamerica Financial Life Insurance Company Attn: FMG Operational Acctg 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	174,095.4970	7.3859%
	Transamerica Life Insurance Co. 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	749,324.0980	31.7895%
	Farm Bureau Life Insurance Co. 5400 University Avenue West Des Moines, IA 50266-5950	779,681.4000	33.0774%
	Equitrust Life Insurance Co. Attn: Mutual Fund Accounting 5400 University Avenue West Des Moines, IA 50266-5950	144,614.6960	6.1352%
	Great West Life & Annuity Ins. Co. 8515 East Orchard Road, 2T2 Englewood, CO 80111-5002	181,486.0870	7.6994%
IEP–Service Shares 650,068.3580	Transamerica Life Insurance Co. 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	204,194.7250	31.4180%
	IDS Life Insurance Company 222 AXP Financial Center Minneapolis, MN 55474-0002	388,544.8480	59.7827%
IVP–Initial Shares 4,733,710.8880	Nationwide Life Insurance Company C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	1,147,081.6370	29.6219%
	Transamerica Life Insurance Co. 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	716,193.0410	18.4947%
	American Fidelity Separate Account B 2000 North Classen Boulevard Oklahoma City, OK 73106-6013	1,045,744.0920	27.0050%
	Jefferson National Life Ins. Co. Attn: Separate Accounts 9920 Corporate Campus Drive Suite 1000 Louisville, KY 40223-4051	477,077.1810	12.3199%
	Great West Life & Annuity Ins. Co. 8515 East Orchard Road 2T2 Englewood, CO 80111-5002	264,224.1130	6.8232%
IVP–Service Shares 3,412,105.5350	First Security Benefit Life Ins. Co. FBO FSBL Advisor Design – Navisys C/O Variable Annuity Dept. One Security Benefit Place Topeka, KS 66636-1000	1,313,057.3610	38.4982%
	Transamerica Life Insurance Co. 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	423,391.3980	12.4136%
	Security Distributors, Inc. SBL Advance Designs C/O Variable Annuity Dept. One Security Benefit Place Topeka, KS 66636-1000	1,613,666.4160	47.3119%
MMP 161,962,473.0500	Federal Kemper Life Assurance Co. Attn: Craig Lambertson 2500 Westfield Drive Elgin, IL 60124-7836	11,862,096.4300	7.4241%
	Transamerica Financial Life Insurance Company Separate Account Accounting Department Attn: FMG Operational Acctg 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	22,020,370.7300	13.7818%
	Transamerica Life Insurance Co. 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	72,225,385.2400	45.2036%
	Philadelphia Financial Life Assurance Separate A/C One Liberty Place 1650 Market Street, 54th Floor Philadelphia, PA 19103-7309	37,969,036.2500	23.7636%
OSCP–Initial Shares 6,097,085.2540	Lincoln Life & Annuity Co. of NY Mutual Fund Accounting 1300 South Clinton Street Fort Wayne, IN 46802-3506	408,323.7350	6.6985%
	American General Life Ins. Co. Signature II A C/O Variable Product P.O. Box 1591 Houston, TX 77251-1591	785,846.9690	12.8917%
	Annuity Investors Life Insurance Co. Attn: Chris Accurso P.O. Box 5423 Cincinnatti, OH 45201-5423	314,805.3860	5.1643%
	Nationwide Insurance Company C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	1,096,815.4320	17.9930%
	Lincoln Life & Annuity Co. of NY 1300 South Clinton Street Fort Wayne, IN 46802-3518	828,036.3290	13.5838%
	Transamerica Financial Life Insurance Company 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	339,211.9980	5.5647%
	Transamerica Life Insurance Co. 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	868,768.6520	14.2520%
	Kansas City Life Ins. Co. Variable Annuity Product Attn: Accounting Operations P.O. Box 219139 Kansas City, MO 64121-9139	325,029.9070	5.3321%
OSCP–Service Shares 475,734.4460	Nationwide Insurance Company C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	55,963.1250	11.7672%
	Transamerica Life Insurance Co. 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	123,510.1930	25.9701%
	Principal Financial Group Attn: IND Accounting 711 High Street Des Moines, IA 50392-9992	106,258.4710	22.3426%
	Farmer New World Life Ins. Co. Variable Universal Life Attn: Separate Accts Dept. 3003 77th Avenue SE Mercer Island, WA 98040-2890	180,571.9290	37.9683%
QBP–Initial Shares 5,657,654.9150	American General Life Ins. Co. Signature II A C/O Variable Product P.O. Box 1591 Houston, TX 77251-1591	650,010.8290	11.4893%
	Nationwide Life Insurance Nationwide Multi-Flex (NEA) C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	452,937.8100	8.0059%
	Transamerica Financial Life Insurance Company Aegon USA FMD Accounting 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	580,953.9530	10.2687%
	Transamerica Life Insurance Co. 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	2,759,436.8660	48.7746%
	Symetra Life Insurance Co. Attn: RS Accounting P.O. Box 3882 Seattle, WA 98124-3882	845,065.0050	14.9370%
QBP–Service Shares 2,163,532.2610	Transamerica Financial Life Insurance Company Attn: FMG Operational Acctg 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	197,967.5330	9.1504%
	Transamerica Life Insurance Co. 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	1,528,582.7230	70.6538%
	Principal Financial Group FBO Benefit Variable Universal Life Attn: IND Accounting 711 High Street Des Moines, IA 50392-9992	213,887.7610	9.8863%
	Farmer New World Life Ins. Co. Variable Universal Life Attn: Separate Accts Dept. 3003 77th Avenue SE Mercer Island, WA 98040-2890	223,043.7890	10.3095%

EXHIBIT A

Part I

Part I sets forth, as to each Fund, information regarding Board members' ownership of Fund shares, the number of Board and committee meetings for each Fund's last fiscal year and Board member compensation.  Part I also sets forth information regarding the independent auditors' fees as indicated.

Board Members' Ownership of Fund Shares

The table below indicates the dollar range of each current Board member's (including Board members who are Nominees) ownership of shares of each Fund (including series thereof) and the aggregate dollar range of shares of other funds in The Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2011.

Name of Board Member or Nominee	Dollar Range of Shares Held in Fund
	AF	DUSTMMF	DBUSMSF	DGIF

Joseph S. DiMartino	None	None	None	None
Peggy C. Davis	None	None	None	None
David P. Feldman	Over $100,000	None	None	None
Ehud Houminer	$10,001-$50,000	$1-$10,000	None	None
Lynn Martin	None	None	None	None
Robin A. Melvin	None	None	None	None
Martin Peretz	None	None	None	None
Philip L. Toia	None	None	None	None

Name of Board Member or Nominee	Dollar Range of Shares Held in Fund
	DIF	DILF	DMFI	DMFII

Joseph S. DiMartino	None	None	None	None
Peggy C. Davis	None	$10,001-$50,000	None	None
David P. Feldman	None	None	None	None
Ehud Houminer	Over $100,000	None	None	None
Lynn Martin	None	None	None	None
Robin A. Melvin	None	None	None	None
Martin Peretz	None	None	None	None
Philip L. Toia	None	None	None	None

Name of Board Member or Nominee	Dollar Range of Shares Held in Fund
	DMIF	DMMI	DNJMBF	DPIF

Joseph S. DiMartino	None	None	None	$50,001-$100,000
Peggy C. Davis	None	None	None	None
David P. Feldman	None	None	$1-$10,000	None
Ehud Houminer	None	None	None	None
Lynn Martin	None	None	None	None
Robin A. Melvin	None	None	None	None
Martin Peretz	None	None	None	None
Philip L. Toia	None	None	None	$10,001-$50,000

Name of Board Member or Nominee	Dollar Range of Shares Held in Fund
	DRGF	DSIF	DUSTITF	DUSTLTF

Joseph S. DiMartino	None	None	None	None
Peggy C. Davis	None	None	None	None
David P. Feldman	None	None	None	None
Ehud Houminer	None	None	None	None
Lynn Martin	None	None	None	None
Robin A. Melvin	None	None	None	None
Martin Peretz	$10,001-$50,000	None	None	None
Philip L. Toia	None	None	None	None

Name of Board Member or Nominee	Dollar Range of Shares Held in Fund	Dollar Range of Aggregate Holding of Funds in The Dreyfus Family of Funds
DVIF

Joseph S. DiMartino	None	Over $100,000
Peggy C. Davis	None	$50,001-$100,000
David P. Feldman	None	Over $100,000
Ehud Houminer	None	Over $100,000
Lynn Martin	None	$1-$10,000
Robin A. Melvin	None	Over $100,000
Martin Peretz	None	$50,001-$100,000
Philip L. Toia	None	$10,001-$50,000

As of December 31, 2011, none of the current Board members or Nominees or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

Number of Board and Committee Meetings

The number of Board meetings and, where applicable, committee meetings, held by each Fund during the Fund's last fiscal year are as follows:

Name of Fund	Number of Board Meetings	Number of Audit Committee Meetings	Number of Nominating Committee Meetings	Number of Compensation Committee Meetings	Number of Pricing Committee Meetings
AF (8/31)	7	4	0	0	1
AF (10/31)	6	4	0	0	0
DUSTMMF	7	2	0	0	0
DBUSMSF	6	2	0	0	1
DGIF	6	4	0	0	0
DIF	6	4	0	0	0
DILF (5/31)	6	4	1	0	0
DILF (8/31)	6	4	0	0	0
DMFI	7	4	1	0	0
DMFII	6	4	0	0	0
DMIF	6	4	0	0	0
DMMI	7	4	0	0	0
DNJMBF	6	2	0	0	0
DPIF (10/31)	6	2	1	0	0
DPIF (12/31)	7	2	0	0	0
DRGF	6	4	0	0	0
DSIF	6	4	0	0	0
DUSTITF	6	2	0	0	0
DUSTLTF	6	2	0	0	0
DVIF	6	4	0	0	0

During each Fund's last fiscal year, each current Board member attended at least 75% of the aggregate of all of the meetings of the Board of each Fund (held during the period he or she was a Board member) and 75% of the meetings held by a committee of the Board of each Fund on which he or she served (during the period that he or she served).  The Funds do not have a formal policy regarding Board members' attendance at meetings of shareholders.  Board members did not attend the last shareholder meetings for any of the Funds.

Board Member Compensation

Annual retainer fees and meeting attendance fees are allocated among a Fund and all other Funds with the same Board members on the basis of net assets.  The aggregate amount of compensation paid to each current Board member and Emeritus Board member by each Fund for the Fund's last fiscal year, and by all funds in The Dreyfus Family of Funds for which such person was a Board member (the "Fund Complex") (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 2011, were as follows:

Name of Board Member	Aggregate Compensation From Each Fund*	Total Compensation From the Funds and Fund Complex(**)

Peggy C. Davis		$291,000 (54)
AF	$29,283
DGIF	$4,057
DIF	$29,510
DILF	$9,152
DMFI	$4,550
DMFII	$2,234
DMIF	$17,814
DMMI	$16,884
DRGF	$1,229
DSIF	$12,540
DVIF	$9,026

Joseph S. DiMartino		$1,062,188 (173)
AF	$20,403
DUSTMMF	$28,381
DBUSMSF	$2,193
DGIF	$5,071
DIF	$39,662
DILF	$6,899
DMFI	$5,687
DMFII	$3,164
DMIF	$22,265
DMMI	$21,104
DNJMBF	$15,905
DPIF	$49,905
DRGF	$1,536
DSIF	$15,674
DUSTITF	$2,997
DUSTLTF	$1,817
DVIF	$11,273

David P. Feldman		$235,000 (52)
AF	$32,488
DUSTMMF	$22,706
DBUSMSF	$1,755
DGIF	$4,505
DIF	$32,838
DILF	$10,200
DMFI	$5,120
DMFII	$2,487
DMIF	$19,765
DMMI	$18,653
DNJMBF	$12,725
DPIF	$39,920
DRGF	$1,377
DSIF	$13,928
DUSTITF	$2,399
DUSTLTF	$1,456
DVIF	$10,014

James F. Henry***		$67,500 (36)
AF	$20,403
DGIF	$2,353
DIF	$17,128
DILF	$6,899
DMFI	$4,477
DMFII	$1,254
DMIF	$10,231
DMMI	$16,715
DRGF	$1,142
DSIF	$6,222
DVIF	$4,389

Ehud Houminer		$242,000 (65)
AF	$30,110
DGIF	$4,057
DIF	$29,510
DILF	$8,167
DMFI	$4,755
DMFII	$2,234
DMIF	$17,814
DMMI	$16,884
DRGF	$1,230
DSIF	$12,540
DVIF	$9,026

Rosalind G. Jacobs***		$94,500 (8)
AF	$0
DGIF	$5,667
DIF	$0
DILF	$11,910
DMFI	$0
DMFII	$0
DMIF	$0
DMMI	$21,614
DRGF	$2,513
DSIF	$0
DVIF	$11,431

Paul A. Marks***		$63,500 (36)
AF	$15,377
DGIF	$1,818
DIF	$13,697
DILF	$4,272
DMFI	$2,169
DMFII	$983
DMIF	$8,165
DMMI	$7,197
DRGF	$585
DSIF	$5,862
DVIF	$4,141

Lynn Martin		$83,000 (16)
DUSTMMF	$22,706
DBUSMSF	$1,755
DNJMBF	$12,725
DPIF	$22,492
DUSTITF	$2,399
DUSTLTF	$1,456

Robin A. Melvin		$209,258 (56)
DUSTMMF	$13,869
DBUSMSF	$1,048
DNJMBF	$7,468
DPIF	$18,059
DUSTITF	$1,357
DUSTLTF	$869

Gloria Messinger***		$68,000 (36)
AF	$14,706
DGIF	$1,475
DIF	$14,807
DILF	$4,539
DMFI	$2,260
DMFII	$1,106
DMIF	$8,839
DMMI	$9,088
DRGF	$614
DSIF	$6,222
DVIF	$4,349

Martin Peretz		$126,000 (36)
AF	$26,887
DGIF	$3,724
DIF	$27,068
DILF	$8,392
DMFI	$4,724
DMFII	$2,064
DMIF	$16,334
DMMI	$16,884
DRGF	$1,229
DSIF	$11,542
DVIF	$8,309

Daniel Rose***		$76,750 (34)
DUSTMMF	$6,186
DBUSMSF	$470
DNJMBF	$4,083
DPIF	$14,334
DUSTITF	$648
DUSTLTF	$389

Philip L. Toia		$127,500 (27)
DUSTMMF	$22,443
DBUSMSF	$1,735
DNJMBF	$12,578
DPIF	$39,126
DUSTITF	$2,368
DUSTLTF	$1,439

Sander Vanocur***		$94,750 (34)
DUSTMMF	$8,683
DBUSMSF	$661
DNJMBF	$4,391
DPIF	$15,563
DUSTITF	$903
DUSTLTF	$545

_____________________

*          Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Board members for attending Board meetings.  If a Fund's series have different fiscal year ends, amounts shown include those paid during the last fiscal year for each series.
**        Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Funds, for which the Board member served in 2011.
***      Emeritus Board member.

Independent Auditors' Fees

Set forth below for each Fund's last two fiscal years are the amounts billed to the Fund (or, in the case of (v), Service Affiliates (as defined below)) by the Fund's independent auditors for (i) services rendered for the audit of the Fund's annual financial statements or services that are normally provided by the independent auditors in connection with the statutory and regulatory filings or engagements for each of the last two fiscal years ("Audit Fees"); (ii) assurance and related services by the independent auditors that reasonably related to the performance of the audit of the Fund's financial statements, which are not reported under Audit Fees and which consisted of one or more of the following:  (a) security counts required by Rule 17f-2 under the 1940 Act, (b) advisory services as to the accounting or disclosure treatment of Fund transactions or events and (c) advisory services as to the accounting or disclosure treatment of the actual or potential impact to the Fund of final or proposed rules, standards or interpretations by the SEC, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies ("Audit-Related Fees"); (iii) professional services rendered for tax compliance, tax planning and tax advice, which consisted of review or preparation of U.S. federal, state, local and excise tax returns ("Tax Fees"); (iv) other products and services provided ("All Other Fees"); and (v) non-audit services provided to the Fund and Service Affiliates ("Aggregate Non-Audit Fees").

Name of Fund	Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Aggregate Non-Audit Fees*

AF (8/31)	2011	$222,792	$42,000	$24,023	$1,424	$16,103,335
	2010	$200,225	$43,674	$25,525	$4,672	$28,173,266

AF (10/31)	2011	$220,020	$24,000	$30,288	$58	$16,139,606
	2010	$115,000	$16,146	$16,143	$44	$31,544,905

DUSTMMF	2011	$30,312	$12,000	$3,508	$283	$20,226,638
	2010	$36,326	$5,382	$3,181	$367	$39,552,052

DBUSMSF	2011	$35,820	$12,000	$3,508	$23	$20,226,638
	2010	$40,961	$5,382	$3,692	$28	$39,552,052

DGIF	2011	$30,312	$6,000	$2,742	$198	$16,139,606
	2010	$31,942	$5,382	$3,537	$180	$31,544,905

DIF	2011	$101,544	$18,000	$23,422	$1,393	$16,139,606
	2010	$126,072	$18,608	$9,549	$1,346	$31,544,905

DILF (5/31)	2011	$40,920	$6,000	$6,390	$764	$19,526,919
	2010	$41,463	$5,382	$6,058	$-0-	$28,017,293

DILF (8/31)	2011	$40,920	$6,000	$1,988	$16	$16,103,335
	2010	$31,642	$3,000	$938	$-0-	$28,173,266

DMFI	2011	$96,936	$18,000	$9,112	$226	$60,419,333
	2010	$110,548	$16,146	$10,626	$-0-	$26,201,339

DMFII	2011	$35,820	$6,000	$2,460	$98	$17,593,159
	2010	$48,328	$5,382	$4,007	$108	$33,851,490

DMIF	2011	$30,312	$6,000	$2,742	$876	$16,139,606
	2010	$37,078	$5,382	$5,050	$744	$31,544,905

DMMI	2011	$60,624	$24,000	$7,017	$639	$20,226,638
	2010	$62,753	$10,764	$6,363	$661	$39,552,052

DNJMBF	2011	$30,312	$12,000	$3,508	$177	$20,226,638
	2010	$38,832	$5,382	$4,681	$207	$39,552,052

DPIF (10/31)	2011	$213,696	$30,000	$13,805	$511	$16,139,606
	2010	$158,580	$39,292	$13,345	$506	$31,544,905

DPIF (12/31)	2011	$101,544	$36,000	$19,368	$147	$20,226,638
	2010	$111,384	$21,528	$12,226	$161	$39,552,052

DRGF	2012	$30,857	$6,000	$3,699	$84	$29,653,219
	2011	$30,312	$6,000	$3,348	$57	$51,981,800

DSIF	2011	$30,312	$15,693	$3,508	$593	$20,226,638
	2010	$49,528	$9,075	$3,181	$604	$39,552,052

DUSTITF	2011	$35,820	$12,000	$3,508	$33	$20,226,638
	2010	$26,682	$5,382	$3,692	$43	$39,552,052

DUSTLTF	2011	$35,820	$12,000	$3,508	$19	$20,226,638
	2010	$26,682	$5,382	$4,203	$22	$39,552,052

DVIF	2011	$238,908	$109,854	$28,718	$414	$20,226,638
	2010	$160,412	$63,528	$25,727	$407	$39,552,052

______________
*
For Service Affiliates (i.e., Dreyfus and any entity controlling, controlled by or under common control with Dreyfus that provides ongoing services to the Fund), none of such fees required pre-approval by the Audit Committee.

Note:  None of the Audit-Related Fees, Tax Fees or All Other Fees referenced above were performed pursuant to waiver of pre-approval by a Fund's Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  None of the hours expended on the independent auditors' engagement to audit a Fund's financial statements for the most recent fiscal year were attributed to work performed by persons other than the independent auditors' full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Each Fund's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the independent auditors' engagements for audit and non-audit services to the Fund and non-audit services to Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the independent auditors' independence.  Pre-approvals pursuant to the Policy are considered annually.

Independent Auditor Independence.  Each Fund's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which did not require pre-approval is compatible with maintaining the independent auditors' independence.

Part II

Part II sets forth information relevant to the officers of each Fund.

Name (Age) Position with the Funds (Since)	Principal Occupation During Past 5 Years

Bradley J. Skapyak (53) President (2010)
Chief Operating Officer and a director of Dreyfus since June 2009.  From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of Dreyfus.  He is an officer of 72 investment companies (comprised of 156 portfolios) managed by Dreyfus.

J. Charles Cardona* (56) Executive Vice President (2002)
Vice Chair and a director of Dreyfus, Executive Vice President of the Distributor, President of Dreyfus Institutional Services Division, and an officer of 12 investment companies (comprised of 19 portfolios) managed by Dreyfus.

James Windels (53) Treasurer (2001)	Director – Mutual Fund Accounting of Dreyfus, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.

Janette E. Farragher (49) Vice President (2005) and Secretary (2011)	Assistant General Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.

Kiesha Astwood (39) Vice President and Assistant Secretary (2010)	Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.

James Bitetto (45) Vice President and Assistant Secretary (2005)	Senior Counsel of BNY Mellon and Secretary of Dreyfus, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.

Joni Lacks Charatan (56) Vice President and Assistant Secretary (2005)	Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.

Joseph M. Chioffi (50) Vice President and Assistant Secretary (2005)	Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.

Kathleen DeNicholas (37) Vice President and Assistant Secretary (2010)	Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.

John B. Hammalian (48) Vice President and Assistant Secretary (2005)	Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.

M. Cristina Meiser (42) Vice President and Assistant Secretary (2010)	Senior Counsel of The BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.

Robert M. Mullery (60) Vice President and Assistant Secretary (2005)	Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.

Jeff S. Prusnofsky (47) Vice President and Assistant Secretary (2005)	Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.

Richard S. Cassaro (53) Assistant Treasurer (2008)	Senior Accounting Manager – Money Market and Municipal Bond Funds of Dreyfus, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.

Gavin C. Reilly (43) Assistant Treasurer (2005)	Tax Manager of the Investment Accounting and Support Department of Dreyfus, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.

Robert S. Robol (48) Assistant Treasurer (2005)	Senior Accounting Manager – Fixed Income Funds of Dreyfus, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.

Robert Salviolo (45) Assistant Treasurer (2007)	Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.

Robert Svagna (45) Assistant Treasurer (2002)	Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.

Matthew D. Connolly (40) Anti-Money Laundering Compliance Officer (2012)
Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President, Citi Global Wealth Management.  He is an officer of 69 investment companies (comprised of 179 portfolios) managed by Dreyfus.

Joseph W. Connolly (55) Chief Compliance Officer (2004)	Chief Compliance Officer of Dreyfus and The Dreyfus Family of Funds (73 investment companies, comprised of 183 portfolios).
___________________

*     Dreyfus U.S. Treasury Intermediate Term Fund only.

The address of each officer of the Funds is 200 Park Avenue, New York, New York 10166.

Part III

Part III sets forth information about ownership of Fund shares by Nominees, current Board members and Fund officers.  As of May 11, 2012, the following Nominees, current Board members and officers owned shares in the Funds as indicated below.  As of May 11, 2012, each Fund's current Board members and officers, as a group, owned less than 1% of the Fund's outstanding shares.

Name of Board Member, Nominee or Officer	Fund	Amount of Beneficial Ownership

James Bitetto	DGCF	643.180
James Bitetto	DIVF	4,934.160
James Bitetto	DOMVF	336.244
Peggy C. Davis	DEMF	1,591.147
Joseph S. DiMartino	DGCF	831.616
Joseph S. DiMartino	DEAF	3,054.101
Janette E. Farragher	DSCIF	5,535.836
Janette E. Farragher	DISIF	2,239.844
Janette E. Farragher	DRGF	906.344
Ehud Houminer	DTGF	61.180
Martin Peretz	DRGF	5,060.274
Jeff S. Prusnofsky	DTGF	1,612.353

EXHIBIT B

THE DREYFUS FAMILY OF FUNDS

Nominating Committee Charter and Procedures

ORGANIZATION

The Nominating Committee (the "Committee") of each fund in the Dreyfus Family of Funds (each, the "Fund") shall be composed solely of Directors/Trustees ("Directors") who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Directors").  The Board of Directors of the Fund (the "Board") shall select the members of the Committee and shall designate the Chairperson of the Committee.

RESPONSIBILITIES

The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

EVALUATION OF POTENTIAL NOMINEES

The Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties.  In evaluating potential Director nominees (including any nominees recommended by shareholders as provided below) in light of this standard, and to address certain legal and other requirements and considerations associated with composition of the Board, the Committee shall consider, among other factors it may deem relevant:

•	the character and integrity of the person;

•	whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;

•	whether or not the person has any relationships that might impair his or her service on the Board;

•	whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;

•	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund; and

•
the educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.

In addition, the Committee may consider whether a potential nominee's professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board's membership and collective attributes.  Such considerations will vary based on the Board's existing membership and other factors, such as the strength of a potential nominee's overall qualifications relative to diversity considerations.

While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund shareholders.  The Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York  10166.  A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above.  Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

NOMINATION OF DIRECTORS

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

REVIEW OF CHARTER AND PROCEDURES

The Committee shall review the charter and procedures from time to time, as it considers appropriate.

Adopted:  2010

_______________________________________________

ADVANTAGE FUNDS, INC.
DREYFUS GROWTH AND INCOME FUND, INC.
DREYFUS INDEX FUNDS, INC.
DREYFUS INTERNATIONAL FUNDS, INC.
DREYFUS MANAGER FUNDS I
DREYFUS MANAGER FUNDS II
DREYFUS MIDCAP INDEX FUND, INC.
DREYFUS MONEY MARKET INSTRUMENTS, INC.
DREYFUS RESEARCH GROWTH FUND, INC.
DREYFUS STOCK INDEX FUND, INC.
DREYFUS VARIABLE INVESTMENT FUND
_______________________________________________

The undersigned shareholder(s) of ____________________ (the "Fund"), hereby appoint(s) Janette E. Farragher and Kiesha Astwood, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on June 5, 2012, at a Special Meeting of Shareholders to be held at The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, at 10:00 a.m., on August 3, 2012 and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

Please mark boxes in blue or black ink or number 2 pencil, as applicable.

1.      Election of Board Members:

For all Nominees /_/	Withhold Authority /_/	Withhold Authority /_/
	only for those Nominee(s)	for all Nominees
whose name(s) I have written
below

Nominees for Election are: Lynn Martin, Robin A. Melvin and Philip L. Toia.

__________________________________________________________________

2.      In their discretion, to vote on such other matters as may properly come before the meeting and any adjournments thereof.

_______________________________________________

DREYFUS 100% U.S. TREASURY MONEY MARKET FUND
DREYFUS BASIC U.S. MORTGAGE SECURITIES FUND
DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
DREYFUS PREMIER INVESTMENT FUNDS, INC.
DREYFUS U.S. TREASURY INTERMEDIATE TERM FUND
DREYFUS U.S. TREASURY LONG TERM FUND
_______________________________________________

The undersigned shareholder(s) of ____________________ (the "Fund"), hereby appoint(s) Janette E. Farragher and Kiesha Astwood, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on June 5, 2012, at a Special Meeting of Shareholders to be held at The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, at 11:00 a.m., on August 3, 2012 and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

Please mark boxes in blue or black ink or number 2 pencil, as applicable.

1.      Election of Board Members:

For all Nominees /_/	Withhold Authority /_/	Withhold Authority /_/
	only for those Nominee(s)	for all Nominees
whose name(s) I have written
below

Nominees for Election are: Peggy C. Davis, Ehud Houminer and Martin Peretz.

__________________________________________________________________

2.    In their discretion, to vote on such other matters as may properly come before the meeting and any adjournments thereof.

THREE EASY WAYS TO VOTE YOUR PROXY

1.	Call Toll-Free 1-800-690-6903 and follow the recorded instructions; or

2.	Visit the Internet website www.proxyvote.com and follow the instructions on the website; or

3.	Return this Proxy Card, signed and dated, in the enclosed envelope.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy.
If shares are held jointly, each shareholder is requested to sign, but only one signature is required.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is
acknowledged.

Dated: ___________________

_________________________
Signature(s)

_________________________
Signature(s)

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope